UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22269

Eaton Vance National Municipal Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

National Municipal Opportunities Trust (EOT)

Annual Report

March 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2020

Eaton Vance

National Municipal Opportunities Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Annual Meeting of Shareholders	21

Dividend Reinvestment Plan	22

Management and Organization	24

Important Notices	27

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period opened on April 1, 2019, investors were concerned about a growing U.S.-China trade war. In connection with its final 2018 rate hike the previous December, the U.S. Federal Reserve (the Fed) had lowered its number of projected interest rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income securities over stocks, initiating a bond rally in both the Treasury and municipal bond markets that pushed longer-term bond prices up and yields down.

The fixed-income rally continued through the spring and summer of 2019, propelled by lower-than-desired inflation, low European interest rates, on-again/off-again trade-conflict rhetoric, and Fed comments in March that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for 2019. After holding interest rates steady through the first half of 2019, the Fed cut the federal funds rate by 25 basis points on July 31, 2019 — its first reduction in over a decade — and followed with two additional rate cuts in September and October. After those cuts, the federal funds rate was at 1.55%.

In the middle and long portions of the yield curve — where rates are influenced more by the market than the Fed — rates bottomed at the beginning of September. From September 3 through the end of December, U.S. and European interest rates trended modestly upward, amid better-than-expected U.S. employment reports and cautious optimism about a U.S.-China trade détente.

Two events in January 2020 raised investor concerns and led to a renewed “flight to quality” that briefly revived the bond market rally. On January 2, the assassination of Iran’s top military commander by a U.S. drone strike briefly raised the specter of a U.S.-Iran military conflict. More lasting was the effect of the coronavirus outbreak in China, which threatened to slow global economic growth for possibly months.

As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought most of the world’s economies to a standstill. The historically strong correlation between municipal bonds and Treasurys broke down, as economic activity declined dramatically and credit markets, along with equities, plunged in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to support the credit markets through various liquidity programs. These moves helped calm the markets and led municipal bonds to rally in the final days of the period.

For the 12-month period ended March 31, 2020, the municipal bond yield curve experienced a so-called “bull market flattening,” where rates declined across the curve, but more so toward the long end of the curve. The Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, returned 3.85% for the fiscal year — although it declined 3.63% in the final month of the period. Reflecting investors’ late-period turn to a more conservative approach, municipal bonds with higher credit ratings outperformed lower-rated issues during the period.

Fund Performance

For the 12-month period ended March 31, 2020, Eaton Vance National Municipal Opportunities Trust (the Fund) shares at net asset value (NAV) returned 1.90%, underperforming the 3.85% return of the Bloomberg Barclays Municipal Bond Index (the Index).

The Fund’s investment objective is to provide current income exempt from federal income tax. While the Fund’s investments were primarily investment grade (rated BBB and higher) as of the end of the fiscal year, the Fund may invest up to 30% of its assets in obligations rated below investment grade.

Management employs leverage through investments in Residual Interest Bonds to seek to enhance the Fund’s tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period, however, leverage did not have a significant impact on performance versus the unleveraged Index.

Detractors from Fund performance versus the Index included security selection in New York bonds; an overweight position, relative to the Index, in prerefunded, or escrowed, bonds; and security selection and an overweight position in the health care sector.

In contrast, contributors to performance versus the Index included security selection and an overweight position in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period; an overweight position in bonds with 17 or more years remaining to maturity, during a period when longer-maturity bonds in general outperformed shorter-maturity bonds; and an out-of-Index allocation to taxable municipal bonds, which generally outperformed tax-exempt municipal bonds during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/29/2009	1.90%	2.90%	5.15%
Fund at Market Price	—	–3.35	3.57	5.10
Bloomberg Barclays Municipal Bond Index	—	3.85%	3.19%	4.14%

% Premium/Discount to NAV[4]
				–5.02%

Distributions[5]
Total Distributions per share for the period				$0.984
Distribution Rate at NAV				3.75%
Taxable-Equivalent Distribution Rate at NAV				6.33%
Distribution Rate at Market Price				3.95%
Taxable-Equivalent Distribution Rate at Market Price				6.67%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				6.44%

Fund Profile

Credit Quality (% of total investments)[7,8]

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. Subsequent distributions declared, but not reflected in Fund Performance, reflect a reduction of the monthly distribution.

[6]

Fund employs RIB financing leverage. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

4

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments

Tax-Exempt Municipal Securities — 96.4%
Security	Principal Amount (000’s omitted)	Value

Education — 1.6%

Arizona Industrial Development Authority, (Doral Academy of Nevada), 5.00%, 7/15/49(1)	$560	$531,126

Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/50(1)	185	150,118

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/38(1)	210	213,673

Capital Trust Agency, FL, (Florida Charter Educational Foundation, Inc.), 5.375%, 6/15/48(1)	395	395,616

District of Columbia, (District of Columbia International School), 5.00%, 7/1/39	185	214,859

District of Columbia, (District of Columbia International School), 5.00%, 7/1/49	185	211,026

District of Columbia, (KIPP DC), 4.00%, 7/1/39	100	101,084

District of Columbia, (KIPP DC), 4.00%, 7/1/44	100	100,105

District of Columbia, (KIPP DC), 4.00%, 7/1/49	135	133,441

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/56(1)	1,090	1,020,937

Jacksonville, FL, (Jacksonville University), 5.00%, 6/1/53(1)	1,000	948,830

Public Finance Authority, WI, (North Carolina Leadership Academy), 5.00%, 6/15/54(1)	455	426,708

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/40(1)	100	100,626

Public Finance Authority, WI, (Roseman University of Health Sciences), 5.00%, 4/1/50(1)	170	167,146

Yonkers Economic Development Corp., NY, (Lamartine/Warburton, LLC — Charter School of Educational Excellence), 5.00%, 10/15/49	70	70,421

Yonkers Economic Development Corp., NY, (Lamartine/Warburton, LLC — Charter School of Educational Excellence), 5.00%, 10/15/54	110	109,638

		$4,895,354

Electric Utilities — 5.4%

Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$340	$342,230

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 4.125%, 11/1/45	5,750	6,167,508

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34	3,650	3,663,432

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	2,815	2,825,359

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 3.20%, 7/1/39	1,520	1,505,089

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	$2,500	$2,519,250

		$17,022,868

Escrowed/Prerefunded — 4.6%

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), Prerefunded to 11/1/20, 5.00%, 11/1/38	$4,475	$4,563,560

Johnson City Health and Educational Facilities Board, TN, (Mountain States Health Alliance), Prerefunded to 7/1/20, 6.00%, 7/1/38	1,665	1,684,797

Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), Prerefunded to 1/1/21, 6.125%, 1/1/30	470	486,619

Metropolitan Transportation Authority, NY, Prerefunded to 11/15/21, 5.00%, 11/15/31	1,000	1,063,080

Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/22, 5.00%, 7/1/42	2,425	2,623,583

Oregon Facilities Authority, (Lewis & Clark College), Prerefunded to 10/1/21, 5.625%, 10/1/36	750	800,843

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	770	930,068

Will County Community Unit School District No. 365-U, IL, (Valley View), Prerefunded to 11/1/21, 5.75%, 11/1/32	2,210	2,374,181

		$14,526,731

General Obligations — 7.5%

Chicago Board of Education, IL, 5.00%, 12/1/42	$6,410	$6,391,924

Chicago Board of Education, IL, 5.00%, 12/1/46	190	186,565

Chicago, IL, 5.50%, 1/1/49	5,000	5,195,300

Illinois, 4.25%, 12/1/37	6,000	5,702,040

Illinois, 5.00%, 5/1/36	3,500	3,538,920

Jackson County School District No. 6, OR, 0.00%, 6/15/41	710	375,107

Township of Freehold, NJ, 1.00%, 10/15/29	575	521,841

Township of Freehold, NJ, 1.00%, 10/15/30	1,035	925,373

Township of Freehold, NJ, 1.00%, 10/15/31	975	858,370

		$23,695,440

Hospital — 10.4%

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	$165	$180,959

Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	665	714,090

Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 4.00%, 8/1/44	670	671,642

5	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Doylestown Hospital Authority, PA, (Doylestown Health), 4.00%, 7/1/45	$310	$326,331

Illinois Finance Authority, (Presence Health Network), 3.75%, 2/15/34	1,190	1,285,521

Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/36	2,500	2,717,600

Illinois Finance Authority, (Rush University Medical Center), 4.00%, 11/15/39	1,000	1,065,040

Massachusetts Development Finance Agency, (Atrius Health), 4.00%, 6/1/49	1,555	1,611,011

Massachusetts Development Finance Agency, (Atrius Health), 5.00%, 6/1/39	255	299,653

Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	1,450	1,462,455

Michigan Finance Authority, (Henry Ford Health System), 4.00%, 11/15/50	1,040	1,076,140

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 4.00%, 9/1/38	1,000	1,077,470

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 4.00%, 9/1/39	1,000	1,071,220

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 4.00%, 9/1/44	1,500	1,584,360

New Hampshire Health and Education Facilities Authority, (Dartmouth-Hitchcock Obligated Group), 5.00%, 8/1/59	2,000	2,882,560

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/45	675	716,641

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/35(1)	900	1,022,832

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	310	358,168

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	3,415	3,934,319

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45	5	5,805

Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Scott & White Health), 5.00%, 11/15/45(2)	3,975	4,614,975

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(2)	3,500	3,892,805

		$32,571,597

Housing — 1.1%

California Department of Veterans Affairs, Home Purchase Revenue, 3.60%, 12/1/43	$1,895	$2,036,803

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC — Tarleton State University), 5.00%, 4/1/47	$445	$463,739

New York City Housing Development Corp., NY, 3.85%, 11/1/42	1,000	1,059,070

		$3,559,612

Industrial Development Revenue — 9.0%

Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$5,000	$4,712,750

Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	3,420	3,419,932

Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(1)	1,950	1,959,106

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(1)	725	770,921

National Finance Authority, NH, (Covanta), 4.625%, 11/1/42(1)	1,415	1,362,150

National Finance Authority, NH, (Covanta), (AMT), 4.875%, 11/1/42(1)	1,555	1,549,666

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 2.95%, 4/1/29(1)	560	503,306

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	630	630,000

New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	1,900	1,890,500

New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	2,560	3,161,933

Niagara Area Development Corp., NY, (Covanta), (AMT), 4.75%, 11/1/42(1)	2,000	1,959,220

Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	3,935	4,084,727

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(1)	455	406,297

Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	850	851,334

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(1)	390	372,462

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(1)	345	333,981

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(1)	145	148,854

		$28,117,139

6	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured-General Obligations — 1.1%

Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$145	$157,925

McHenry County Community Unit School District No. 12, IL, (AGM), 5.00%, 1/1/30	2,910	3,249,044

		$3,406,969

Insured-Hospital — 0.5%

Toledo Hospital, OH, (AGM), 5.75%, 11/15/38	$1,440	$1,676,109

		$1,676,109

Insured-Special Tax Revenue — 5.3%

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, 10/1/34	$4,000	$5,816,440

Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, 10/1/39	6,000	8,717,940

Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	960	310,598

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/39	720	793,390

Tolomato Community Development District, FL, (AGM), 3.75%, 5/1/40	860	946,800

		$16,585,168

Insured-Transportation — 6.7%

Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	$710	$764,010

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46	775	809,247

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/48(2)	6,225	6,484,956

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/35	460	470,667

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AGM), (AMT), 4.00%, 7/1/37	1,295	1,320,149

North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	4,000	2,743,320

North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	13,000	8,599,500

		$21,191,849

Lease Revenue/Certificates of Participation — 1.7%

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/43	$740	$774,995

Security	Principal Amount (000’s omitted)	Value

Lease Revenue/Certificates of Participation (continued)

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/44	$4,260	$4,468,527

		$5,243,522

Other Revenue — 1.2%

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/53	$1,170	$1,204,012

Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38(1)	390	416,021

Morongo Band of Mission Indians, CA, 5.00%, 10/1/42(1)	605	561,077

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	1,245	1,468,253

		$3,649,363

Senior Living/Life Care — 10.2%

ABAG Finance Authority for Nonprofit Corporations, CA, (Episcopal Senior Communities), 6.00%, 7/1/31	$1,295	$1,338,136

Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	3,405	3,482,804

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/37	850	890,452

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation), 5.00%, 7/15/42	700	723,940

Colorado Health Facilities Authority, (Christian Living Neighborhoods), 5.00%, 1/1/38	730	753,966

District of Columbia, (Ingleside at Rock Creek), 3.875%, 7/1/24	905	851,867

District of Columbia, (Ingleside at Rock Creek), 5.00%, 7/1/32	185	182,652

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	165	173,616

Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	345	366,645

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	300	327,387

Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	275	299,288

Iowa Finance Authority, (Lifespace Communities, Inc.), 4.125%, 5/15/38	1,500	1,457,925

Iowa Finance Authority, (Lifespace Communities, Inc.), 5.00%, 5/15/55	510	522,500

Lee County Industrial Development Authority, FL, (Shell Point/Alliance Obligated Group), 5.00%, 11/15/39	1,800	1,927,620

Lee County Industrial Development Authority, FL, (Shell Point/Alliance Obligated Group), 6.125%, 11/15/26	500	525,390

Lee County Industrial Development Authority, FL, (Shell Point/Alliance Obligated Group), 6.50%, 11/15/31	1,600	1,687,024

7	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living/Life Care (continued)

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(1)	$470	$456,417

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(1)	310	291,453

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 5.00%, 10/1/57(1)	1,650	1,603,751

Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.00%, 10/1/24	835	866,897

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(1)	265	250,261

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(1)	360	347,764

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(1)	780	756,109

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/31	1,235	1,241,224

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/32	1,295	1,296,373

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/32	80	81,894

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/33	50	51,047

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/34	55	56,113

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group), 5.00%, 7/1/39	175	176,162

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.), 5.00%, 5/15/53	605	620,772

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	550	577,033

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	2,560	2,687,462

Public Finance Authority, WI, (Mary’s Woods at Marylhurst), 5.25%, 5/15/37(1)	630	654,589

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	255	260,679

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	735	749,671

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 6.00%, 10/1/37(1)	900	911,907

Tulsa County Industrial Authority, OK, (Montereau, Inc.), 5.25%, 11/15/37	1,000	1,043,290

Washington Housing Finance Commission, (Bayview Manor Homes), 5.00%, 7/1/51(1)	1,335	1,270,159

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/49(1)	305	295,926

		$32,058,165

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 1.9%

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/39	$1,500	$1,710,165

New York Dormitory Authority, Sales Tax Revenue, 4.00%, 3/15/47	4,000	4,399,520

		$6,109,685

Student Loan — 0.7%

Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$665	$665,685

New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	1,445	1,528,333

		$2,194,018

Transportation — 24.9%

Atlanta, GA, Airport Revenue, (AMT), 4.00%, 7/1/37	$7,550	$8,128,481

Central Texas Regional Mobility Authority, 5.00%, 1/1/45	750	804,203

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	325	336,209

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 6.00%, 1/1/41	35	36,259

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	1,345	1,434,765

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	1,140	1,214,214

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,125	1,237,230

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,735	1,907,442

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44	10	11,171

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/44(2)	2,125	2,373,901

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	875	913,999

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/41	1,065	1,179,743

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/43(2)	3,750	4,151,887

Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	2,060	2,049,700

Illinois Toll Highway Authority, 5.00%, 1/1/41(2)	5,575	6,441,522

Memphis-Shelby County Airport Authority, TN, (AMT), 5.75%, 7/1/24	350	353,220

Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	1,360	1,381,107

New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	1,250	1,307,713

New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	20,000	9,682,400

New Orleans Aviation Board, LA, (AMT), 5.00%, 1/1/48	750	840,045

8	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New York Thruway Authority, 3.00%, 1/1/46	$4,895	$4,825,932

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.25%, 1/1/50	2,115	2,176,589

North Texas Tollway Authority, Prerefunded to 9/1/21, 5.50%, 9/1/41(2)	2,660	2,823,723

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/50	6,000	6,925,380

San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/50	6,400	6,778,816

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	2,625	2,645,528

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/37	225	229,547

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/38	140	142,370

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 4.00%, 12/31/39	135	136,845

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 5.00%, 12/31/36	180	202,937

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	2,865	3,072,970

Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/1/38	850	377,698

Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	445	458,746

Virginia Small Business Financing Authority, (Transform 66 P3), (AMT), 5.00%, 12/31/49	1,500	1,642,020

		$78,224,312

Water and Sewer — 2.6%

Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$1,450	$1,548,035

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,405	1,507,031

Detroit, MI, Water Supply System, 5.25%, 7/1/41	2,725	2,839,068

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	2,070	2,292,049

		$8,186,183

Total Tax-Exempt Municipal Securities — 96.4% (identified cost $280,265,892)		$302,914,084

Taxable Municipal Securities — 3.6%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 1.3%

Chicago, IL, 7.375%, 1/1/33	$1,750	$2,123,187

Chicago, IL, 7.781%, 1/1/35	1,400	1,781,976

		$3,905,163

Hospital — 1.3%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$4,000	$4,187,600

		$4,187,600

Senior Living/Life Care — 0.5%

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), 5.50% to 8/1/24 (Put Date), 8/1/44	$1,720	$1,686,890

		$1,686,890

Transportation — 0.5%

Maryland Economic Development Corp., (Seagirt Marine Terminal), 4.75%, 6/1/42	$1,500	$1,566,420

		$1,566,420

Total Taxable Municipal Securities — 3.6% (identified cost $10,430,700)		$11,346,073

Corporate Bonds & Notes — 3.6%
Security	Principal Amount (000’s omitted)	Value

Health Care — 1.6%

Providence St. Joseph Health Obligated Group, 2.532%, 10/1/29	$5,000	$4,910,996

		$4,910,996

Hospital — 1.1%

CommonSpirit Health, 3.347%, 10/1/29	$795	$752,339

Montefiore Obligated Group, 4.287%, 9/1/50	3,240	2,800,825

		$3,553,164

9	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 0.9%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$2,430	$2,795,059

		$2,795,059

Total Corporate Bonds & Notes — 3.6% (identified cost $11,465,000)		$11,259,219

Total Investments — 103.6% (identified cost $302,161,592)		$325,519,376

Other Assets, Less Liabilities — (3.6)%		$(11,198,406)

Net Assets — 100.0%		$314,320,970

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2020, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

Illinois	14.3%

New York	11.3%

Texas	10.9%

Florida	10.0%

Others, representing less than 10% individually	53.5%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2020, 13.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 7.9% of total investments.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2020, the aggregate value of these securities is $24,954,068 or 7.9% of the Trust’s net assets.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

10	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Statement of Assets and Liabilities

Assets	March 31, 2020

Investments, at value (identified cost, $302,161,592)	$325,519,376

Cash	7,959,178

Interest receivable	4,510,950

Due from broker for floating rate notes issued	4,670,000

Total assets	$342,659,504

Liabilities

Payable for floating rate notes issued	$21,677,049

Payable for investments purchased	6,215,178

Payable to affiliate:

Investment adviser fee	174,929

Interest expense and fees payable	96,399

Accrued expenses	174,979

Total liabilities	$28,338,534

Net Assets	$314,320,970

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$153,134

Additional paid-in capital	291,336,557

Distributable earnings	22,831,279

Net Assets	$314,320,970

Common Shares Outstanding	15,313,384

Net Asset Value

Net assets ÷ common shares issued and outstanding	$20.53

11	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Statement of Operations

Investment Income	Year Ended March 31, 2020

Interest	$15,748,896

Total investment income	$15,748,896

Expenses

Investment adviser fee	$2,129,428

Trustees’ fees and expenses	17,660

Custodian fee	80,860

Transfer and dividend disbursing agent fees	18,093

Legal and accounting services	81,765

Printing and postage	54,010

Interest expense and fees	568,875

Miscellaneous	65,993

Total expenses	$3,016,684

Net investment income	$12,732,212

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,043,309)

Net realized loss	$(1,043,309)

Change in unrealized appreciation (depreciation) —

Investments	$(5,384,928)

Net change in unrealized appreciation (depreciation)	$(5,384,928)

Net realized and unrealized loss	$(6,428,237)

Net increase in net assets from operations	$6,303,975

12	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2020	Year Ended March 31, 2019

From operations —

Net investment income	$12,732,212	$14,545,241

Net realized gain (loss)	(1,043,309)	763,135

Net change in unrealized appreciation (depreciation)	(5,384,928)	(1,617,091)

Net increase in net assets from operations	$6,303,975	$13,691,285

Distributions to shareholders	$(14,010,568)	$(17,181,063)

Tax return of capital to shareholders	$(996,325)	$—

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$1,591,024	$—

Reinvestment of distributions	192,016	143,918

Net increase in net assets from capital share transactions	$1,783,040	$143,918

Net decrease in net assets	$(6,919,878)	$(3,345,860)

Net Assets

At beginning of year	$321,240,848	$324,586,708

At end of year	$314,320,970	$321,240,848

13	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Financial Highlights

	Year Ended March 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$21.090	$21.320	$21.700	$22.890	$23.050

Income (Loss) From Operations

Net investment income(1)	$0.835	$0.955	$0.986	$1.016	$1.065

Net realized and unrealized loss	(0.412)	(0.057)	(0.213)	(0.969)	(0.190)

Total income from operations	$0.423	$0.898	$0.773	$0.047	$0.875

Less Distributions

From net investment income	$(0.841)	$(1.021)	$(1.031)	$(1.030)	$(1.030)

From net realized gain	(0.078)	(0.107)	(0.122)	(0.207)	(0.005)

Tax return of capital	(0.065)	—	—	—	—

Total distributions	$(0.984)	$(1.128)	$(1.153)	$(1.237)	$(1.035)

Premium from common shares sold through shelf offering (see Note 5)(1)	$0.001	$—	$—	$—	$—

Net asset value — End of year	$20.530	$21.090	$21.320	$21.700	$22.890

Market value — End of year	$19.500	$21.120	$20.670	$21.520	$22.310

Total Investment Return on Net Asset Value(2)	1.90%	4.54%	3.59%	0.29%	4.27%

Total Investment Return on Market Value(2)	(3.35)%	7.98%	1.27%	2.04%	10.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$314,321	$321,241	$324,587	$330,183	$348,145

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.75%	0.76%	0.76%	0.75%	0.76%

Interest and fee expense(4)	0.17%	0.22%	0.20%	0.16%	0.08%

Total expenses(3)	0.92%	0.98%	0.96%	0.91%	0.84%

Net investment income	3.88%	4.55%	4.52%	4.50%	4.70%

Portfolio Turnover	44%	17%	17%	11%	6%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

14	See Notes to Financial Statements.

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from regular federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair-value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a

15

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Notes to Financial Statements — continued

trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at March 31, 2020. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2020, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $21,677,049 and $30,783,769, respectively. The range of interest rates on the Floating Rate Notes outstanding at March 31, 2020 was 3.40% to 4.76%. For the year ended March 31, 2020, the Trust’s average settled Floating Rate Notes outstanding and the average interest rate including fees were $28,631,311 and 1.98%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2020.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2020 and March 31, 2019 was as follows:

	Year Ended March 31,
	2020	2019

Tax-exempt income	$12,072,806	$14,904,104

Ordinary income	$837,787	$641,223

Long-term capital gains	$1,099,975	$1,635,736

Tax return of capital	$996,325	$—

16

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Notes to Financial Statements — continued

As of March 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Post October capital losses	$(2,124,511)

Net unrealized appreciation	$24,955,790

At March 31, 2020, the Trust had a net capital loss of $2,124,511 attributable to security transactions incurred after October 31, 2019 that it has elected to defer. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending March 31, 2021.

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$278,886,537

Gross unrealized appreciation	$28,910,067

Gross unrealized depreciation	(3,954,277)

Net unrealized appreciation	$24,955,790

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to and including $1.5 billion and 0.59% of average daily gross assets over $1.5 billion, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the year ended March 31, 2020, the investment adviser fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $2,129,428 and 0.60%, respectively. EVM also serves as the administrator of the Trust but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $149,002,782 and $180,697,124, respectively, for the year ended March 31, 2020.

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended March 31, 2020 and March 31, 2019 were 8,847 and 6,871, respectively.

Pursuant to a registration statement filed with and declared effective on November 26, 2019 by the SEC, the Trust is authorized to issue up to an additional 1,142,873 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended March 31, 2020, the Trust sold 71,597 common shares and received proceeds (net of offering costs) of $1,591,024 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $21,351. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended March 31, 2020 were $3,214.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not

17

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Notes to Financial Statements — continued

obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended March 31, 2020 and March 31, 2019.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2020, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$302,914,084	$—	$302,914,084

Taxable Municipal Securities	—	11,346,073	—	11,346,073

Corporate Bonds & Notes	—	11,259,219	—	11,259,219

Total Investments	$—	$325,519,376	$—	$325,519,376

7  Risks and Uncertainties

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Trust’s investments.

18

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance National Municipal Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2020, the Trust designates 87.34% of distributions from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Trust hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2020, $1,007,759 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 16, 2020. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, William H. Park, Keith Quinton and Susan J. Sutherland as Class II Trustees of the Trust, each for a three-year term expiring in 2023.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Cynthia E. Frost	14,262,856	475,226

William H. Park	14,191,444	546,638

Keith Quinton	14,244,014	494,068

Susan J. Sutherland	14,239,895	498,187

21

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

22

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                      Date

Shareholder signature                                                      Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance National Municipal Opportunities Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

23

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance National Municipal Opportunities Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure).

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2022. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class II Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Director of Groupon, Inc. (ecommerce provider) (since April 2020). Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2023. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2023. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

25

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

26

Eaton Vance

National Municipal Opportunities Trust

March 31, 2020

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

3741    3.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2019 and March 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/19	3/31/20
Audit Fees	$51,570	$57,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,649	$12,239
All Other Fees(3)	$0	$0

Total	$64,219	$69,289

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2019 and March 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/2019	3/31/2020
Registrant	$12,649	$12,239
Eaton Vance(1)	$87,482	$51,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Fund’s investments. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since May 2009, is Co-Director of the Municipal Investments Group, and has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	9	$3,964.7	0	$0
Other Pooled Investment Vehicles	1	$9.3	0	$0
Other Accounts	2	$119.2	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics.

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance National Municipal Opportunities Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 26, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020